UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported)   January 18, 2008

                                    MFB Corp.
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             (Exact Name of Registrant as Specified in Its Charter)

                                     Indiana
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                (State or Other Jurisdication of Incorporation)


                                    0-23374
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                            (Commission File Number)

                                   35-1907258
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                        (IRS Employer Identification No.)

                      4100 Edison Lakes Parkway, Suite 300,
                     P.O. Box 528, Mishawaka, Indiana 46546
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(Address of Principal Executive Offices)               (Zip Code)

                                 (574) 277-4200
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              (Registrant's Telephone Number, Including Area Code)

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          (Former Name or Former Address, if Changed Since Last Report)



Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     Pre-commencement   communications  pursuant  to  Rule  14d-2(b)  under  the
Exchange Act (17 CFR 240.14d-2(b))

     Pre-commencement   communications  pursuant  to  Rule  13e-4(c)  under  the
Exchange Act (17 CFR 240.13e-4(c))




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Item 2. Results of Operations and Financial Condition.

MFB Corp., an Indiana corporation ("Registrant"), issued a press release which was publicly disseminated on January 18, 2008 announcing the Registrant's Quarterly Dividend Declaration. A copy of the press release is furnished herewith as Exhibit 99.1. Pursuant to General Instruction B.6 of Form 8-K, this exhibit is not "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, but is instead furnished as required by that instruction.


Item 9.01 Financial Statements and Exhibits.

         (c)  Exhibits

         Exhibit No.                                        Description
             99.1               Press Release issued January 18, 2008.




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                                                        SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereto duly authorized.

Date:  January 18, 2008                           MFB Corp.

                                                  By:   /s/ Charles J. Viater
                                                        Charles J. Viater,
                                                        President and CEO



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Exhibit 99.1